EXHIBIT 99.4
                                                                    ------------

GSAMP 2003-HE1 Non-Full Doc Loans by Originator


                                Finance America
                                --------------------------------------------------------------------------------------
No. Loans                                            339
Aggregate Balance                             80,443,620
Avg Balance                                      237,297
Wtd Avg FICO                                         620
Wtd Avg LTV                                        80.15
Wtd Avg DTI                                        37.44
Owner Occ                                          85.29
Non Owner Occ                                      13.75
2nd home                                            0.96
Wtd Avg Gross WAC                                  7.897
Wtd Avg Gross Margin                               6.135
% 2-4 Family                                       10.37
% MH                                                   0

                                                 Balance % of Finamco                Descript
                                -------------------------                            -------------------
# FC in 36 mo prior                          72844062.94         90.55 Never Bankrupt/Foreclosed




                                                                       Grade
                                                                       --------------
# 1 x 30 in 12 mo prior                    75,892,965.30        94.34% A             1 x 30
                                            3,061,800.13         3.81% A-            unlimited 30s
                                              910,826.52         1.13% B             1 x 60
                                              578,027.32         0.72% C             1 x 90


# BKs in 36 mo prior


                          2.67%             2,147,282.82     7 dis/13 filed 1.5y/No NOD 1/5
                          1.45%             1,168,785.91     7 dis/13 filed 2y/No NOD 2yr
                          3.63%             2,922,455.29     7/11/13 dis 3 yrs/No NOD 3yr
                          1.69%             1,361,032.72     BK disch prior to Application
                         90.55%            72,844,062.94     Never Bankrupt/Foreclosed
                                              80,443,620







[TABLE CONTINUED]



                       New Century
                       -----------------------
No. Loans                                 694
Aggregate Balance                 125,251,858
Avg Balance                           180,478
Wtd Avg FICO                              620                        Note we have some AA New Cent grades
Wtd Avg LTV                             76.04
Wtd Avg DTI                             37.77
Owner Occ                               92.71
Non Owner Occ                            7.17
2nd home                                 0.12
Wtd Avg Gross WAC                       7.791
Wtd Avg Gross Margin                    6.535
% 2-4 Family                            13.55
% MH                                        0

                                      Balance          % of New Cent Grade     Descript
                       -------------------------------------------------------------------------------
# FC in 36 mo prior            100,457,440.92                 80.20% A+        3 yrs
                                16,218,612.32                 12.95% A-        3 yrs
                                 5,341,443.39                  4.26% B         2 yrs
                                   915,901.72                  0.73% C         over 12 mos
                                   122,664.88                  0.10% C-        12 mos or less


# 1 x 30 in 12 mo prior        100,457,440.92                 80.20% A+        1, no 60 days
                                16,218,612.32                 12.95% A-        3 x 30, no 60 days
                                 5,341,443.39                  4.26% B         unlimited 30s, 1 x 60, < 90 @ funding
                                   915,901.72                  0.73% C         unlimited 30s + 60s, 1 x 90, < 120 @funding
                                   122,664.88                  0.10% C-        unlimited 30s + 60s, 2 x 90, 1 x 120 < 150 @funding,
                                                                                     no NOD filed

# BKs in 36 mo prior           100,457,440.92                 80.20% A+        Ch. 7 > 2yrs from discharge
                                                                               Ch. 13 > 2yrs from discharge

               2.67%            16,218,612.32                 12.95% A-        Ch. 7 > 2yrs from discharge
               1.45%                                                           Ch. 13 > 2yrs from filing w/ rating from BK trustee
                                                                                     + must be discharged prior to docs.
               3.63%
               1.69%             5,341,443.39                  4.26% B         Ch. 7 > 18 mos from discharge
              90.55%               915,901.72                  0.73%           Ch. 13 > 18mos from filing w/ rating from BK trustee.
                                                                                    BK must be paid off w/ paid off w/ loan proceeds

                                   915,901.72                  0.73% C         Ch. 7 > 12 mos from discharge
                                   122,664.88                  0.10%           Ch. 13 > 12mos from filing w/ rating from BK trustee.
                                                                                    BK must be paid off w/ paid off w/ loan proceeds

                                   122,664.88                  0.10% C-        Ch. 7 > 12 mos from discharge
                                                                               Ch. 13 > 12mos from filing w/ rating from BK trustee.
                                                                                    BK must be paid off w/ paid off w/ loan proceeds

GSAMP 2003-HE1 Non-Full Doc Loans by Originator

                                Finance America                 New Century
                              ----------------------------------------------

No. Loans                                   339                         694
Aggregate Balance                    80,443,620                 125,251,858
Avg Balance                             237,297                     180,478
Wtd Avg FICO                                620                         620
Wtd Avg LTV                               80.15                       76.04
Wtd Avg DTI                               37.44                       37.77
Owner Occ                                 85.29                       92.71
Non Owner Occ                             13.75                        7.17
2nd home                                   0.96                        0.12
Wtd Avg Gross WAC                         7.897                       7.791
Wtd Avg Gross Margin                      6.135                       6.535
% 2-4 Family                              10.37                       13.55
% MH                                          0                           0


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